UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2025

BKV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-42282	85-0886382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2100 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 375-9680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

As previously disclosed in a Current Report on Form 8-K, filed on August 12, 2025, BKV Upstream Midstream, LLC, a Delaware limited liability company (“BKV Upstream Midstream”) and, solely for certain limited purposes set forth therein, BKV Corporation (“BKV”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Bedrock Energy Partners, LLC, a Delaware limited liability company (“Seller”) and certain of its subsidiaries. Pursuant to the Purchase Agreement, Seller agreed to sell and BKV Upstream Midstream agreed to acquire 100% of the equity interests of Bedrock Production, LLC, a Texas limited liability company (“Bedrock”) upon the terms and subject to the conditions of the Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Purchase Agreement, the “Bedrock Acquisition”).

Completion of the Bedrock Acquisition is subject to the satisfaction or waiver of certain customary closing conditions as set forth in the Purchase Agreement, including, among others, the absence of legal restraints preventing the consummation of the Bedrock Acquisition; the accuracy of the representations and warranties contained in the Purchase Agreement (subject to certain qualifications); and the performance by the parties of their respective obligations under the Purchase Agreement in all material respects. No assurance can be given that the Bedrock Acquisition will be completed on the timeline currently contemplated or at all.

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2025, BKV, BKV Upstream Midstream, and certain of BKV Upstream Midstream’s subsidiaries, as guarantors, entered into a Third Amendment to Credit Agreement (the “Third Amendment”) with Citibank, N.A., as administrative agent, and the Lenders (as defined in the Third Amendment) party thereto. The Third Amendment amends BKV Upstream Midstream’s reserve-based lending agreement dated as of June 11, 2024 (as amended, supplemented, or otherwise modified, the “RBL Credit Agreement”), among BKV, as guarantor, BKV Upstream Midstream, as borrower, Citibank, N.A., as administrative agent, and the lenders from time to time party thereto.

The Third Amendment amends the RBL Credit Agreement to, among other things:

1.	permit the Bedrock Acquisition;
2.	permit future acquisitions, subject to the limits set forth in the Third Amendment;
3.	waive the automatic reduction of the borrowing base that would otherwise occur in connection with BKV Upstream Midstream’s incurrence of up to $600.0 million of Specified Additional Debt (as defined in the RBL Credit Agreement) during the period between September 22, 2025 and the effectiveness of the scheduled borrowing base redetermination to occur on or around April 15, 2026; and
4.	permit the incurrence and repayment of certain debt incurred in connection with acquisitions, subject to the limits set forth in the Third Amendment.

Subject to the closing of the Bedrock Acquisition and the satisfaction of other customary closing conditions, the Third Amendment also amends the RBL Credit Agreement to, among other things:

1.	increase the aggregate elected commitments of the lenders under the RBL Credit Agreement from $665.0 million to $800.0 million;
2.	increase the borrowing base from $850.0 million to $1.0 billion, which will constitute the semiannual borrowing base redetermination that would otherwise occur on or around October 15, 2025; and
3.	add Bedrock Production, LLC and its subsidiaries as guarantors and collateral grantors under the RBL Credit Agreement.

The foregoing description of the Third Amendment is qualified in its entirety by the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K provides (i) pro forma statements of operations of BKV for the year ended December 31, 2024 and the six months ended June 30, 2025, giving effect to the Bedrock Acquisition as if such transaction had been consummated on January 1, 2024 and (ii) a pro forma balance sheet of BKV as of June 30, 2025, giving effect to the Bedrock Acquisition as if such transaction had been consummated on June 30, 2025, as each such pro forma financial statement is described in Item 8.01 below and which are incorporated into this Item 2.02 by reference. The pro forma financial statements are being provided for purposes of the Notes Offering (as defined below) and do not give effect to the Notes Offering. The information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On September 22, 2025, BKV issued a press release announcing the commencement of a private offering of senior notes by BKV Upstream Midstream (the “Notes Offering”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

On September 22, 2025, in connection with the Notes Offering, BKV provided certain updated disclosures to potential investors relating to the Bedrock Acquisition, the RBL Credit Agreement Amendment, the Notes Offering and the use of proceeds therefrom (collectively, the “Transactions”):

•	After giving effect to the Transactions, for the six months ended June 30, 2025, BKV’s net daily production would have averaged 899 MMcfe/d, consisting of approximately 77% natural gas and approximately 23% NGLs, respectively.

•	As of June 30, 2025, based on SEC pricing as of June 30, 2025, BKV’s total proved reserves of 4.5 Tcfe had an estimated 7.5% year-over-year average base decline rate over the next 10 years, and, after giving effect to the Transactions, BKV would have had total proved reserves of 5.2 Tcfe with an estimated 7.3% year-over-year average base decline rate over the next 10 years.

•	As of June 30, 2025, BKV’s assets in the Barnett Shale in the Fort Worth Basin of Texas (the “Barnett”) included approximately 459,000 net acres and approximately 5,353 net producing operated wells, substantially all of which was held by production, and related upstream, midstream and other assets. For the six months ended June 30, 2025, BKV’s average daily Barnett production was approximately 687 MMcfe/d, consisting of approximately 76% natural gas and approximately 24% NGLs. BKV had an average working interest in its operated wells in the Barnett of approximately 97.0% as of June 30, 2025 and an Effective NRI in the Barnett of approximately 80.2%.

•	BKV’s average net daily production in the Marcellus Shale in the Appalachian Basin of Northeastern Pennsylvania (“NEPA”) was 99 MMcfe/d for the six months ended June 30, 2025, consisting entirely of natural gas. As of June 30, 2025, BKV had an average working interest in its operated wells in NEPA of 89.4%.

•	In the Barnett, during the six months ended June 30, 2025, approximately 215 MMcf/d of BKV’s net production (approximately 29% of BKV’s total net Barnett production) was gathered and processed by BKV’s owned Barnett midstream system.

•	For the six months ended June 30, 2025, BKV Upstream Midstream constituted 96% of total revenues and other operating income, 114% of net cash provided by operating activities, 101% of Adjusted EBITDAX and 473% of Adjusted Free Cash Flow of BKV.

•	Pro forma for the Transactions, for the six months ended June 30, 2025, BKV Upstream Midstream would have constituted 97% of total revenues and other operating income, 112% of net cash provided by operating activities, 101% of Adjusted EBITDAX and 191% of Adjusted Free Cash Flow of BKV.

•	For the twelve months ended June 30, 2025, which aggregates the results for the year ended December 31, 2024 with the results for the fiscal six months ended June 30, 2025 less the results for the fiscal six months ended June 30, 2024, BKV Upstream Midstream constituted 96% of total revenues and other operating income, 114% of net cash provided by operating activities, 104% of Adjusted EBITDAX and 212% of Adjusted Free Cash Flow of BKV.

•	Pro forma for the Bedrock Acquisition, BKV Upstream Midstream would have constituted 97% of total revenues and other operating income, 112% of net cash provided by operating activities, 103% of Adjusted EBITDAX and 155% of Adjusted Free Cash Flow of BKV.

•	BKV believes its inventory is highly capital efficient with upstream capital expenditures of $0.68 per Mcfe and an upstream reinvestment rate of 59% for the six months ended June 30, 2025, pro forma for the Transactions. This capital efficiency has improved on the back of lower development costs (less than $0.50 per Mcfe) and longer average completed lateral lengths (approximately 8,900 feet). The addition of Bedrock’s directly offsetting acreage further enhances BKV’s inventory by allowing for longer lateral development and increasing BKV’s Tier 1 locations.

•	As of June 30, 2025, on an as adjusted basis to give effect to the Transactions, BKV’s net leverage ratio (based on BKV’s net debt and Adjusted EBITDAX for the twelve months ended June 30, 2025) was 1.4x, with BKV Upstream Midstream constituting 102% of BKV’s net debt and 101% of BKV’s Adjusted EBITDAX, and BKV had no outstanding borrowings under the Credit Facility and cash and availability under the Credit Facility of approximately $824 million.

•	As of June 30, 2025, BKV has hedged 360,000 MMBtu/d, 373,750 MMBtu/d, and 300,000 MMBtu/d for 2025, 2026 and 2027, respectively. In addition, as of June 30, 2025, BKV has hedged 11,875 Bbl/d, 10,719, and 3,000 Bbl/d of NGLs for 2025, 2026, and 2027, respectively.

•	Pro forma for the Bedrock Acquisition, BKV has approximately 370 million MMbtu of natural gas hedged through 2028 at a weighted average price of $3.63 per MMbtu.

•	Pro forma for the Bedrock Acquisition, Adjusted EBITDAX for the twelve months ended June 30, 2025 would have been $339.6 million. Adjusted EBITDAX is a non-GAAP financial measure. Please refer to Exhibit 99.2 for a reconciliation of Adjusted EBITDAX to net income (loss), the most directly comparable GAAP financial measure.

•	The following table summarizes BKV’s acreage position as of June 30, 2025.

	As of June 30, 2025
	Developed		Undeveloped		Total
Operating Region	Gross	Net	Gross	Net	Gross	Net
Barnett(1)	638,502	423,101	40,265	35,935	678,767	459,036
NEPA	21,677	18,312	1,467	785	23,144	19,097
Total	660,179	441,413	41,732	36,720	701,911	478,133

(1)	Includes acreage acquired during 2021 from Jamestown Resources, LLC, Larchmont Resources, LLC, and Pelican Energy, LLC, for which acreage the leasehold interest is derived from unit-based assignments and includes 133,470 gross and 3,318 net developed acres, and no undeveloped acreage.

•	The following table sets forth BKV’s gross and net productive natural gas and oil wells as of June 30, 2025.

	As of June 30, 2025
	Producing Natural Gas Wells		Producing Oil Wells		Total
Operated Wells:	Gross	Net	Gross	Net	Gross	Net	Average Working Interest
Barnett	5,514	5,346	7	7	5,521	5,353	97.0%
NEPA	141	126	—	—	141	126	89.4%
Total	5,655	5,472	7	7	5,662	5,479	96.8%
Non-Operated Wells:
Barnett	921	90	1	—	922	90	9.8%
NEPA	35	-	—	—	35	—	—
Total	956	90	1	—	957	90	9.4%
Total:
Barnett	6,435	5,436	8	7	6,443	5,443	84.5%
NEPA	176	126	—	—	176	126	71.6%
Total	6,616	5,562	8	7	6,619	5,569	84.1%

This Current Report on Form 8-K provides, attached as Exhibit 99.3, tables summarizing (i) the estimated proved oil (including condensate), NGL and natural gas reserves of each of BKV and Bedrock as of June 30, 2025 and as of December 31, 2024 and PV-10 as of December 31, 2024 and (ii) BKV’s pro forma combined estimated proved oil (including condensate), NGL and natural gas reserves as of June 30, 2025 and as of December 31, 2024 and PV-10 as of December 31, 2024, giving effect to the Transactions as if they had been completed as of the periods presented thereby, along with a table setting forth summary data with respect to (i) the production, prices and results of oil and gas operations for the periods indicated for each of BKV and Bedrock and (ii) BKV’s pro forma production, prices and results of its oil and gas operations, giving effect to the Transactions as if they had been completed as of the periods presented thereby.

This Current Report on Form 8-K also provides BKV’s pro forma unaudited condensed combined statement of operations for the twelve months ended June 30, 2025, giving effect to the Transactions as if such Transactions had occurred on January 1, 2024, as Exhibit 99.4.

Bedrock Reserve Reports

This Current Report on Form 8-K provides the following reserve reports of Bedrock, attached as Exhibits 99.5, 99.6 and 99.7, respectively:

•	Ryder Scott Company, L.P.’s Report on Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests to be Acquired from Bedrock Energy Partners as of June 30, 2025 (SEC Pricing);

•	Ryder Scott Company, L.P.’s Report on Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests to be Acquired from Bedrock Energy Partners as of June 30, 2025 (NYMEX Pricing); and

•	Cawley, Gillespie & Associates, Inc.’s Summary of Total Proved Reserves of Certain Properties in Oklahoma and Texas of Bedrock Production, LLC as of December 31, 2024 (SEC Pricing).

The information included in this Item 7.01 of this Current Report on Form 8-K, including the exhibits referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security, including the notes issued in the Notes Offering.

Item 8.01. Other Events.

Bedrock Financials

This Current Report on Form 8-K provides the following financial statements of Bedrock Energy Partners, LLC, attached as Exhibit 99.8 and Exhibit 99.9, respectively:

•	Audited Consolidated Financial Statements for the year ended December 31, 2024 and the accompanying notes thereto; and

•	Interim Condensed Consolidated Financial Statements (Unaudited) for the six months ended June 30, 2025 and accompanying notes thereto.

Pro Forma Financials

This Current Report on Form 8-K provides the following pro forma financial statements attached as Exhibit 99.10 hereto:

•	Unaudited Pro Forma Combined Consolidated Balance Sheet as of June 30, 2025;

•	Unaudited Pro Forma Combined Consolidated Statement of Operations for the six months ended June 30, 2025;

•	Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include all statements that are not solely historical facts and can be identified by terms such as “intend,” “believe,” “could,” “estimate,” “expect,” “may,” “should,” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the consummation and timing of the Bedrock Acquisition, the anticipated benefits, opportunities and results with respect to the Bedrock Acquisition, including any expected value creation, reserves additions, midstream opportunities and other anticipated impacts from the Bedrock Acquisition, as well as other aspects of the transaction, guidance, projected or forecasted financial and operating results, future liquidity, leverage, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and any other statements that are not historical facts. Investors are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the risks and uncertainties addressed under the heading “Risk Factors” in BKV’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and BKV undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement, dated as of September 22, 2025, among BKV Corporation, as guarantor, BKV Upstream Midstream, LLC, as borrower, certain subsidiaries of BKV Upstream Midstream, LLC, as guarantors, Citibank, N.A., as administrative agent, and the lenders party thereto
23.1	Consent of BDO USA, P.C.
99.1	Press Release, dated September 22, 2025
99.2	Non-GAAP Reconciliation
99.3	Summary Historical and Pro Forma Reserve, Production and Operating Data
99.4	BKV Corporation Pro Forma Condensed Combined Statement of Operations (Unaudited) For the Twelve Months Ended June 30, 2025
99.5	Ryder Scott Company, L.P., Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests to be Acquired from Bedrock Energy Partners as of June 30, 2025 (SEC Pricing)
99.6	Ryder Scott Company, L.P., Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests to be Acquired from Bedrock Energy Partners as of June 30, 2025 (NYMEX Pricing)
99.7	Cawley, Gillespie & Associates, Inc., Summary of Total Proved Reserves of Certain Properties in Oklahoma and Texas of Bedrock Production, LLC as of December 31, 2024 (SEC Pricing)
99.8	Bedrock Energy Partners, LLC Audited Consolidated Financial Statements for the one year ended December 31, 2024
99.9	Bedrock Energy Partners, LLC Interim Condensed Consolidated Financial Statements (Unaudited) for the six months ended June 30, 2025
99.10	BKV Corporation Unaudited Pro Forma Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKV Corporation

September 22, 2025	By:	/s/ David R. Tameron
David R. Tameron Chief Financial Officer